CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Brandywine Blue Fund, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSRS of Brandywine Blue Fund, Inc. for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of Brandywine Blue Fund, Inc.

/s/ William F. D' Alonzo
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William F. D' Alonzo
Chief Executive Officer
Brandywine Blue Fund, Inc.

Dated:   April 13, 2006
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A signed original of this written statement required by Section 906 has been provided by Brandywine Blue Fund, Inc. and will be retained by Brandywine Blue Fund, Inc. and furnished to the SEC or its staff upon request.

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Brandywine Blue Fund, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSRS of Brandywine Blue Fund, Inc. for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of Brandywine Blue Fund, Inc.

/s/ Christopher G. Long
--------------------------
Christopher G. Long
Chief Financial Officer
Brandywine Blue Fund, Inc.

Dated:   April 13, 2006
       ------------------

A signed original of this written statement required by Section 906 has been provided by Brandywine Blue Fund, Inc. and will be retained by Brandywine Blue Fund, Inc. and furnished to the SEC or its staff upon request.